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                                                                    Exhibit 24

                                POWER OF ATTORNEY

     We, the undersigned directors and officers of Cabot Corporation, hereby severally constitute and appoint Charles D. Gerlinger and William F. Robinson, Jr., and each of them, our true and lawful attorneys with full power to (i) sign for us, and in our names in the capacities indicated below, a Registration Statement to be filed with the Securities and Exchange Commission for the purpose of registering certain shares of Common Stock of Cabot Corporation, $1 par value, to be issued pursuant to the 1996 Equity Incentive Plan, and any and all amendments thereto, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to said Registration Statement and (ii) to file such Registration Statement and amendments with the Securities and Exchange Commission on behalf of Cabot Corporation.


       Signature                      Title                        Date
       ---------                      -----                        ----

/s/ Samuel W. Bodman       Director and Chairman of the        May 10, 1996
_______________________    Board (Chief Executive Officer)
    Samuel W. Bodman

/s/ Kennett F. Burnes      Director and President              May 10, 1996
_______________________
    Kennett F. Burnes

/s/ Kenyon C. Gilson       Executive Vice President            May 10, 1996
_______________________    and Chief Financial Officer
    Kenyon C. Gilson

/s/ Paul J. Gormisky       Vice President and Controller       May 10, 1996
_______________________    (Principal Accounting Officer)
    Paul J. Gormisky

/s/ Jane C. Bradley                 Director                   May 10, 1996
_______________________
    Jane C. Bradley

/s/ John G.L. Cabot                 Director                   May 10, 1996
_______________________
    John G.L. Cabot

/s/ Arthur L. Goldstein             Director                   May 10, 1996
_______________________
    Arthur L. Goldstein

/s/ Robert P. Henderson             Director                   May 10, 1996
_______________________
    Robert P. Henderson


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    Signature                       Title                          Date
    ---------                       -----                          ----

/s/ Arnold S. Hiatt                 Director                   May 10, 1996
_________________________
    Arnold S. Hiatt

/s/ John H. McArthur                Director                   May 10, 1996
_________________________
    John H. McArthur

/s/ John F. O'Brien                 Director                   May 10, 1996
_________________________
    John F. O'Brien

/s/ David V. Ragone                 Director                   May 10, 1996
_________________________
    David V. Ragone

/s/ Charles P. Siess, Jr.           Director                   May 10, 1996
_________________________
    Charles P. Siess, Jr.

/s/ Morris Tanenbaum                Director                   May 10, 1996
_________________________
    Morris Tanenbaum

/s/ Lydia W. Thomas                 Director                   May 10, 1996
_________________________
    Lydia W. Thomas